SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 April 12, 2002
                                 ---------------
                                 Date of Report
                        (Date of Earliest Event Reported)


                              OPTIONS TALENT GROUP
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)


NEVADA                               0-22382                       56-1051491
-------                              -------                       ----------
(State  or  other                  (Commission                   (IRS Employer
jurisdiction  of                   File  Number)             Identification No.)
incorporation)


               9000 SUNSET BLVD., PENTHOUSE, LOS ANGELES, CA 90069
                    (Address of principal executive offices)

                                 (310) 858-2653
                         (Registrant's telephone number)

        1801 CENTURY PARK EAST, 23RD FLOOR, LOS ANGELES, CALIFORNIA 90067
          (Former name of former address, if changed from last report.)




This  report  consists  of  twelve (12)  pages.

ITEM  2.   DISPOSITION  OF  ASSETS


GENERAL.

As reported in the Company's January 31, 2002 Form 10-QSB, management of the Company had reviewed the current status and future potential of its various subsidiaries and decided that the immediate disposition of several of them was in the best interest of the shareholders. On April 12, 2002 Options Talent Group ("Options"), transferred all of its ownership of Global Communications Group, Inc. ("Global"), and Sector Bulgaria, PLC ("Bulgaria"), to Olympic Services, Ltd. (the "Buyer"), in exchange for Buyer's assumption of the liabilities of both Global and Bulgaria. Options recognized a gain on disposition of Global and Bulgaria of $233,994 equal to the difference between the $417,159 of liabilities extinguished and $183,165 of assets transferred.

Item  7.  Financial  Statements  and  Exhibits

(b)   Proforma  financial  statements  of  the  Registrant  are  included  as
        Exhibit  99.1  and  incorporated  herein  by  reference

(c)   Exhibits

No.    Description
----     -----------
10.1 Agreement to transfer ownership of Global Communications Group, Inc., and Sector Bulgaria, plc, dated April 12, 2002

99.1    Proforma  financial  statements  of  the  Registrant

Proforma  Balance  Sheet  at  January  31,  2002

Proforma Statement of Operations are not necessary because no revenues were attributed to the dispositions in the financial statements for the period ended January 31, 2002 and would therefore not be meaningful.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Sector  Communications,  Inc.


                                    By   /s/  Mark  Tolner
                                   -------------------------
                                   Mark  Tolner
                                   President


Date:  April  24,  2002

                                                                    EXHIBIT 10.1
                                    AGREEMENT

This Agreement ("the Agreement") is dated as of the 12th day of April, 2002, by and between Olympic Services, Ltd., ("The Buyer") and Options Talent Group, ("Options").

A. The Buyer is a corporation organized under the laws of the British Virgin Islands.

     B. Options is a publicly held corporation organized under the laws of the State of Nevada.

C. Global Communications Group, Inc., ("Global") is a corporation organized under the laws of State of Texas which is owned by Options.

D. Sector Bulgaria, PLC, ("Bulgaria") is a corporation organized under the laws of Bulgaria which is owned by Options.

E. The Buyer has deemed it advisable and in the best interests of The Buyer that The Buyer acquire Options interests in Global and Bulgaria, which interests The Buyer will hold upon completion of this Agreement.


F. The Buyer and Options propose to enter into this Agreement which provides, among other things, that Options transfer all of its shares of Global and Bulgaria to The Buyer (the "Shares"), in exchange for the assumption by The Buyer of all liabilities and obligations of Global and Bulgaria.

NOW,  THEREFORE,  the  parties  hereto  agree  as  follows:


     ARTICLE  1
     THE  ACQUISITION

     1.01 At the Closing, Options shall transfer the Shares to The Buyer in consideration for its assuming the liabilities in 1.02 below.

     1.02 The Buyer hereby assumes and takes over from Options any and all liabilities that Options may have had for any and all taxes and other assessments and levies which Global and Bulgaria was required by law to withhold or to collect which have not yet been duly withheld and collected and have not yet been paid over to the proper government authorities (including, without limitation, employment taxes, both the employee's and employer's share). In addition, as further consideration, The Buyer will hold harmless and indemnify Options with regard to any liability asserted against them for the taxes and other assessments mentioned herein and the Buyer hereby assumes responsibility for any and all liabilities (whether known or unknown) of Options in relation to Global and Bulgaria and the Buyer assumes responsibility for all further liabilities of Global and Bulgaria as and when they arise or become apparent.

     1.03 At the Closing, Options will where possible deliver certificates for the Shares duly endorsed to the Buyer or fully registered in the name of The Buyer as the sole record holder thereof, free and clear of all claims and encumbrances.

     ARTICLE  2
     THE  CLOSING

     2.01 Closing. The consummation of the transactions contemplated by this Agreement (the "Closing") shall take place on or before the 12th day of April, 2002 (the "Closing Date") or at such other date and time as may be agreed to in writing by the parties hereto.

     2.02 Accuracy of Information. No representation or warranty by The Buyer contained in this Agreement and no statement contained in any certificate or other instrument delivered or to be delivered to The Buyer pursuant hereto or in connection with the transactions contemplated hereby contains or will contain any untrue statement of material fact or omits or will omit to state any material fact necessary in order to make the statements contained herein or therein not misleading.

     2.03 Consents. No consent or approval of, or registration, qualification or filing with, any governmental authority or other person is required to be obtained or accomplished by The Buyer in connection with the consummation of the transactions contemplated hereby.

     2.04 Options shall deliver to The Buyer, on or before Closing, that that is deemed appropriate by the Buyer from the following:

     (a) All available financial statements of Global and Bulgaria from inception to date, prepared in accordance with generally accepted accounting principles and which fairly present the financial condition of Global and Bulgaria at the dates thereof.

     (b) Property. An accurate list and description of all property, real or personal, owned by Global and Bulgaria.

     (c) Liens and Liabilities. A complete and accurate list of all material liens, encumbrances, easements, security interests or similar interests in or on any Assets. A complete and accurate list of all debts, liabilities and obligations of Global and Bulgaria incurred or owing as of the date of this Agreement.

     (d) Leases and Contracts. A complete and accurate list describing all material terms of material leases (whether of real or personal property) and each contract, promissory note, mortgage, license, franchise, or other written agreement to which Global and Bulgaria is a party which involves or can reasonably be expected to involve aggregate future payments or receipts by Global and Bulgaria (whether by the terms of such lease, contract, promissory note, license, franchise or other written agreement or as a result of a guarantee of the payment of or indemnity against the failure to pay.

     (e) Loan Agreements. Complete and accurate copies of all loan agreements and other documents with respect to obligations of Global and Bulgaria for the repayment of borrowed money.

     (f) Consents Required. A complete list of all agreements wherein consent to the transaction herein contemplated is required to avoid a default hereunder; or where notice of such transaction is required at or subsequent to closing, or where consent to an acquisition, consolidation, or sale of all or substantially all of the assets is required to avoid a default hereunder.

     (g) Articles and Bylaws and Board Minutes. Complete and accurate copies of the Articles of Incorporation and Bylaws and Board Minutes of Global and Bulgaria, together with all amendments thereto to the date hereof.

     (h) Shareholders. A complete list of all persons or entities holding shares of common stock of Global and Bulgaria or any rights to subscribe for, acquire, or receive shares of common stock of Global and Bulgaria (whether warrants, calls, options, or conversion rights), including copies of all stock option plans whether qualified or nonqualified, and other similar agreements.

     (i) Officers and Directors. A complete and current list of all officers and Directors of Global and Bulgaria.

          (j) Litigation. A complete and accurate list (in all material respects) of all material civil, criminal, administrative, arbitration or other such proceedings or investigations (including without limitations unfair labor practice matters, labor organization activities, environmental matters and civil rights violations) pending or, to the knowledge of Global and Bulgaria threatened, which may materially and adversely affect Global or Bulgaria.

          (k) Tax Returns. Accurate copies of all Federal and State tax returns for Global and Bulgaria, if any.

          (l) Agency Reports. Copies of all material reports or filings (and a list of the categories of reports or filings made on a regular basis) made by Global and Bulgaria under ERISA, EEOC, FDA and all other governmental agencies (federal, state or local).

          (m) Banks. A true and complete list (in all material respects), as of the date of this Agreement, showing (1) the name of each bank in which Global and Bulgaria has an account or safe deposit box, and (2) the names and addresses of all signatories.

          (n) Jurisdictions Where Qualified. A list of all jurisdictions wherein Global and Bulgaria are qualified to do business and are in good standing.

          (o) Subsidiaries. A complete list of all subsidiaries of Global and Bulgaria. The term "Subsidiary" or "Subsidiaries" shall include corporations, unincorporated associations, partnerships, joint ventures, or similar entities in which Global and Bulgaria have an interest, direct or indirect.

          (p) Union Matters. An accurate list and description (in all material respects) of union contracts and collective bargaining agreements of Global and Bulgaria, if any.

          (q) Employee and Consultant Contracts. A complete and accurate list of all employee and consultant contracts which Global and Bulgaria may have.

          (r) Employee Benefit Plans. Complete and accurate copies of all salary, stock option, bonus, incentive compensation, deferred compensation, profit sharing, retirement, pension, group insurance, disability, death benefit or other benefit plans, trust agreements or arrangements of Global and Bulgaria in effect on the date hereof or to become effective after the date thereof, together with copies of any determination letters issued by the Internal Revenue Service with respect thereto.

          (s) Insurance Policies. A complete and accurate list (in all material respects) and description of all material insurance policies naming Global or Bulgaria as an insured or beneficiary or as a loss payable payee or for which Global and Bulgaria have paid all or part of the premium in force on the date hereof, specifying any notice or other information possessed by Global and Bulgaria regarding possible claims hereunder, cancellation thereof or premium increases thereon, including any policies now in effect naming Global or Bulgaria as beneficiary covering the business activities of Global or Bulgaria.

          (t) Customers. A complete and accurate list (in all material respects) of the customers of Global and Bulgaria, including all presently effective contracts of Global and Bulgaria to be assigned to Buyer, accounting for the principle revenues of Global and Bulgaria.

          (u) Licenses and Permits. A complete list of all licenses, permits and other authorizations of Global and Bulgaria.

     2.05 Organization, Standing and Power. Global and Bulgaria are corporations duly organized, validly existing and in good standing under the laws of the State of Texas and the country of Bulgaria with all requisite corporate power to own or lease its properties and carry on their respective businesses as are now being conducted.

     2.06 Absence of Undisclosed Liabilities. Global and Bulgaria has no material liabilities of any nature, whether fixed, absolute, contingent or accrued, which were not reflected on the financial statements, or otherwise disclosed in this Agreement.

     2.07 Absence of Changes. As of the date of this Agreement, there has not been any material adverse change in the condition (financial or otherwise), assets, liabilities, earnings or business of Global and Bulgaria.

     2.08 Options, Warrants, etc. There are no outstanding options, warrants, calls, commitments or agreements of any character to which Global and Bulgaria is a party or by which Global and Bulgaria is bound, or is a party, calling for the issuance of shares of capital stock of Global and Bulgaria or any securities representing the right to purchase or otherwise receive any such capital stock of Global and Bulgaria.

     2.09 Title to Assets. Global and Bulgaria are the sole and unconditional owner of, with good and marketable title to, all assets owned by them and all other property and assets are free and clear of all mortgages, liens, pledges, charges or encumbrances of any nature whatsoever.

     2.10 Agreements in Force and Effect. All material contracts, agreements, plans, promissory notes, mortgages, leases, policies, licenses, franchises or similar instruments to which Global and Bulgaria are a party are valid and in full force and effect on the date hereof, and Global and Bulgaria have not breached any material provision of, and are not in default in any material respect under the terms of, any such contract, agreement, plan, promissory note, mortgage, lease, policy, license, franchise or similar instrument which breach or default would have a material adverse effect upon the business, operations or financial condition of Global or Bulgaria.

     2.11 Legal Proceedings, Etc. There are no civil, criminal, administrative, arbitration or other such proceedings or investigations pending or, to the knowledge of Options or Global and Bulgaria, threatened, in which, individually or in the aggregate, an adverse determination would materially and adversely affect the assets, properties, business or income of Global or Bulgaria. Global and Bulgaria have substantially complied with, and are not in default in any material respect under, any laws, ordinances, requirements, regulations or orders applicable to their businesses.

     2.12 Governmental Regulation. To the knowledge of Global and Bulgaria they are not in violation of or in default with respect to any applicable law or any applicable rule, regulation, order, writ or decree of any court or any governmental commission, board, bureau, agency or instrumentality, or delinquent with respect to any report required to be filed with any governmental commission, board, bureau, agency or instrumentality which violation or default could have a material adverse effect upon the business, operations or financial condition of Global or Bulgaria.

     2.13 Accuracy of Information. No representation or warranty by Options contained in this Agreement and no statement contained in any certificate or other instrument delivered or to be delivered to The Buyer pursuant hereto or in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary in order to make the statements contained herein or therein not misleading.

     2.14 Subsidiaries. Global and Bulgaria do not have any other subsidiaries or own capital stock representing ten percent (10%) or more of the issued and outstanding stock of any other corporation.

     2.15 Consents. No consent or approval of, or registration, qualification or filing with, any other governmental authority or other person is required to be obtained or accomplished by Global and Bulgaria or any shareholder thereof, in connection with the consummation of the transactions contemplated hereby.

     2.16 Improper Payments. No person acting on behalf of Global and Bulgaria has made any payment or otherwise transmitted anything of value, directly or indirectly, to (a) any official or any government or agency or political subdivision thereof for the purpose of influencing any decision affecting the business of Global or Bulgaria, or (b) any political party or any candidate for elective political office, nor has any fund or other asset of Global or Bulgaria been maintained that was not fully and accurately recorded on the books of account of Global and Bulgaria.

     2.17 Copies of Documents. Options have made available for inspection and copying by The Buyer and its duly authorized representatives, and will continue to do so at all times, true and correct copies of all documents which Global and Bulgaria has filed with any governmental agencies which are material to the terms and conditions contained in this Agreement. Furthermore, all filings by Global and Bulgaria with governmental agencies, including but not limited to the Internal Revenue Service, have contained information which is true and correct in all material respects and did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements made therein not misleading or which could have any material adverse effect upon the financial condition or operations of Global or Bulgaria or adversely affect the objectives of this Agreement.

                                    ARTICLE 3
                                  MISCELLANEOUS
     3.01 Construction. This Agreement shall be construed and enforced in accordance with the law of the State of Nevada excluding the conflicts of laws.

     3.02 Amendment and Waiver. The parties hereby may, by mutual agreement in writing signed by each party, amend this Agreement in any respect. Any term or provision of this Agreement may be waived in writing at any time by the party which is entitled to the benefits thereof, such waiver right shall include, but not be limited to, the right of either party to:

     (a) Extend the time for the performance of any of the obligations of the other;

          (b) Waive any inaccuracies in representations by the other contained in this Agreement or in any document delivered pursuant hereto;

     (c) Waive compliance by the other with any of the covenants contained in this Agreement, and performance of any obligations by the other; and

     (d) Waive the fulfillment of any condition that is precedent to the performance by the party so waiving of any of its obligations under this Agreement. Any writing on the part of Options relating to such amendment, extension or waiver as provided in this Section 3.03 shall be valid if authorized or ratified by the Board of Directors of Options.

     3.03 Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be effective upon hand delivery or delivery by facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received). The address for such communications shall be:

To  Options:   9000  Sunset  Boulevard,  Penthouse
               Los  Angeles
               California  90069
               USA


To The Buyer:  Olympic  Services,  Ltd.
               P.O.  Box  146
               Wickams  Cay  1
               Road  Town
               Tortola  BVI

Either party hereto may from time to time change its address for notices under this Section by giving written notice of such changed address to the other party hereto.

     3.04 Remedies not Exclusive. No remedy conferred by any of the specific provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. The election of any one or more remedies by The Buyer or Options shall not constitute a waiver of the right to pursue other available remedies.

     3.05 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     3.06 Benefit. This Agreement shall be binding upon and inure to the benefit to the parties and their permitted successors and permitted assigns. The parties hereto may amend this Agreement without notice to or consent of any third party. Neither Options nor The Buyer shall assign this Agreement or any rights or obligations hereunder without prior written consent of the other
(which consent may be withheld for any reason in the sole discretion of the party from whom consent is sought); provided however, that Options and The Buyer may assign their rights and obligations hereunder as a result of any merger or to any acquirer of substantially all of the assets of Global and Bulgaria.

     3.07 Entire Agreement. This Agreement represents the entire agreement of the undersigned regarding the subject matter hereof, and supersedes all prior written or oral understandings or agreements between the parties. No provision of this Agreement may be waived or amended other than by written instrument signed by the party against whom enforcement of such an amendment or waiver is sought.

     3.08 Captions and Section Headings. Captions and section headings used herein are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

Confirmed  and  agreed  to  this  12th  day  of  April,  2002.




OLYMPIC  SERVICES,  LTD.

By:/S/  Paul  Kimey
   ------------------
Name:   Paul  Kimey
Title:  President


OPTIONS  TALENT  GROUP

By:/S/  Mark  Tolner
   -----------------
Name:   Mark  Tolner
Title:  President

                                                                    EXHIBIT 99.1


                                       OPTIONS TALENT GROUP
                              (FORMERLY SECTOR COMMUNICATIONS, INC.)

                               PRO FORMA CONSOLIDATED BALANCE SHEET

                                         JANUARY 31, 2002

        ASSETS     AS PREVIOUSLY REPORTED          DISPOSITION (NOTE 1)          PRO FORMA
        ------
                                                         (NOTE 2)

Current assets:
    Cash and cash equivalents                              $        --   $      --   $        --
    Accounts receivable, net                                   122,876     (35,486)       87,390
    Deferred charges                                           275,000          --       275,000
    Note receivable                                            250,000          --       250,000
    Prepaid and other                                           58,454     (25,182)       33,272
                                                           ------------  ----------  ------------
            Total current assets                               706,330     (60,668)      645,662

Property and equipment, net                                    428,591     (58,079)      370,512
Franchise rights, net                                          156,333          --       156,333
Deposits                                                        52,253          --        52,253
Notes receivable - related parties                             111,500          --       111,500
Due from related parties                                       172,987          --       172,987
Other                                                           60,168     (59,673)          495
                                                           ------------  ----------  ------------
                    Total assets                           $ 1,688,162   $(178,420)  $ 1,509,742
                                                           ============  ==========  ============


           LIABILITIES AND STOCKHOLDERS' EQUITY/(DEFICIT)
---------------------------------------------------------

Current liabilities:
    Bank overdraft                                         $   240,862   $   4,745   $   245,607
    Accounts payable                                         1,233,880    (417,159)      816,721
    Payroll taxes payable                                      154,685          --       154,685
    Franchise rights payable                                    91,545          --        91,545
    Scouts payable                                              75,892          --        75,892
    Deferred event revenue                                   1,174,980          --     1,174,980
    Deferred developer revenue                                 393,889          --       393,889
    Wages payable                                              306,860          --       306,860
    Capital leases-current                                      81,065          --        81,065
                                                           ------------  ----------  ------------
            Total current liabilities                        3,753,658    (412,414)    3,341,244
                                                           ------------  ----------  ------------

Capital leases - non-current                                   113,319          --       113,319
Commitments and contingencies                                       --          --            --
                                                           ------------  ----------  ------------

Stockholders' equity/(deficit):
    Series C convertible preferred stock                         5,000          --         5,000
    Common stock                                               110,688          --       110,688
    Additional paid-in capital                                 798,018          --       798,018
    Deficit                                                 (3,092,521)    233,994    (2,858,527)
                                                           ------------  ----------  ------------
            Total stockholders equity/(deficit)             (2,178,815)    233,994    (1,944,841)
                                                           ------------  ----------  ------------

                    Total liabilities and stockholders'
                    equity/(deficit)                       $ 1,688,162   $ 178,420   $ 1,509,742
                                                           ============  ==========  ============

Note 1 - On April 12, 2002 Options Talent Group ("Options"), transferred all of its ownership of Global Communications Group, Inc. ("Global"), and Sector Bulgaria, PLC ("Bulgaria"), to Olympic Services, Ltd. (the "Buyer"), in exchange for Buyer's assumption of the liabilities (whether known or unknown), of both Global and Bulgaria. Options recognized a gain on disposition of Global and Bulgaria of $233,994 equal to the difference between $417,159 of liabilities extinguished and $183,165 of assets transferred, summarized as follows:




Cash                         $  4,745
Accounts receivable, net       35,486
Prepaid expenses               25,182
Property and equipment, net    58,079
Other assets                   59,673
                             --------
Assets Transferred            183,165
Accounts payable
     extinguished             417,159
                             --------

Gain on Disposal             $233,994
                             ========



Note 2 - The Pro-Forma Balance Sheet as of January 31, 2002, gives affect to the disposition of Global and Bulgaria as if the disposition occurred on January 31, 2002.

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